Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated October 14, 1999, included in Vail Resorts, Inc.'s Annual Report on Form 10-K for the year ended July 31, 1999, and to all references to our Firm included in this Form S-8 Registration Statement.

                                             /s/ ARTHUR ANDERSEN LLP
Denver, Colorado
March 9, 2000